                                                                      EXHIBIT 24

                                POWER OF ATTORNEY























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


                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert E. Lowder, P. L. McLeod, Jr., and W. Flake Oakley, IV, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, to sign any reports or other filings which may be required to be filed with the Securities and Exchange Commission on behalf of The Colonial BancGroup, Inc. (the "Registrant"), in relation to the registration of additional common stock for issuance under The Colonial BancGroup, Inc. 1992 Incentive Stock Option Plan or The Colonial BancGroup 1992 Non-Qualified Stock Option Plan (collectively, the "Plan"); to sign any registration statement of the Registrant on Form S-3 or other appropriate form and any amendments thereto for the purpose of registering under the Securities Act of 1933, as amended, shares to be issued in connection with the Plan; to file such other reports or other filings, such registration statements and amendments thereto, with all exhibits thereto, and any documents in connection therewith with the Securities and Exchange Commission; and to file such notices, reports or registration statements (and amendments thereto) with any such securities authority of any state which may be necessary to register or qualify for an exemption from registration any securities issued by BancGroup in such states in relation to the Plan, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite to be done in connection with the administration of the Plan as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.



     Done this 21st day of October, 1998, in Montgomery, Alabama.



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 /s/ Robert E. Lowder                    Chairman of the Board
------------------------------           and Chief Executive Officer
Robert E. Lowder



 /s/ Lewis Beville                       Director
------------------------------
Lewis Beville



 /s/ William Britton                     Director
------------------------------
William Britton


 /s/ Jerry J. Chesser                    Director
------------------------------
Jerry J. Chesser


 /s/ Augustus K. Clements, III           Director
------------------------------
Augustus K. Clements, III


 /s/ Robert Craft                        Director
------------------------------
Robert Craft


 /s/ Patrick F. Dye                      Director
------------------------------
Patrick F. Dye


 /s/ James L. Hewitt                     Director
------------------------------
James L. Hewitt



                                         Director
------------------------------
Clinton Holdbrooks


                                         Director
------------------------------
D. B. Jones


                                         Director
------------------------------
Harold D. King



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 /s/ John Ed Mathison                                         Director
------------------------------
John Ed Mathison


                                                              Director
------------------------------
Milton McGregor


                                                              Director
------------------------------
John C. H. Miller, Jr.


                                                              Director
------------------------------
Joe D. Mussafer


 /s/ William E. Powell, III                                   Director
------------------------------
William E. Powell, III


 /s/ Jack H. Rainer                                           Director
------------------------------
Jack H. Rainer


 /s/ Jimmy Rane                                               Director
------------------------------
Jimmy Rane


 /s/ Frances E. Roper                                         Director
------------------------------
Frances E. Roper


 /s/ Simuel Sippial                                           Director
------------------------------
Simuel Sippial


                                                              Director
------------------------------
Ed V. Welch



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